Property of Enstar Group – Not for Distribution enstargroup.com Q2 2023 Mid-Year Review August 2023 Enstar Group Overview

Property of Enstar Group – Not for Distribution 2 INFORMATION REGARDING FORWARD-LOOKING STATEMENTS This presentation, and oral statements made with respect to information contained in this presentation, may include certain forward-looking statements regarding our views with respect to our business, operations, loss reserves, strategy, investment portfolio, economic model, and our expected performance for future periods, as well as the insurance market and industry conditions. These statements are intended as “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Actual results may materially differ from those set forth in the forward-looking statements. You may identify forward-looking statements by the use of words such as “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “may,” “should,” “could,” “will” or other words or expressions of similar meaning, although not all forward-looking statements contain such terms. Forward-looking statements involve significant risks and uncertainties, including risks of changing and uncertain economic conditions, the success of implementing our business strategies, the adequacy of our loss reserves, ongoing and future regulatory developments disrupting our business, lengthy and unpredictable litigation, risks relating to our acquisitions, increasing competitive pressures, loss of key personnel, the performance of our investment portfolio and liquidity, and other factors detailed in our Annual Report on Form 10-K for the year ended December 31, 2022 and our other reports filed from time to time with the Securities and Exchange Commission (“SEC”). Any forward-looking statement you see or hear during the presentation reflects Enstar Group Limited’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions. If any of these risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The date of this presentation is listed on the cover page and Enstar does not undertake to update or keep it accurate after such date. NON-GAAP FINANCIAL MEASURES In addition to our key financial measures presented in accordance with GAAP, this presentation includes other non-GAAP financial measures that we use to manage our business, compare our performance against prior periods and against our peers, and as performance measures in our incentive compensation programs. These non-GAAP financial measures provide an additional view of our operational performance over the long-term and allow investors the opportunity to analyze our results in a way that is more aligned with the manner in which our management measures our underlying performance. The presentation of these non-GAAP financial measures, which may be defined and calculated differently by other companies, is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Refer to slides 23 through 27 of this presentation for further details regarding our non-GAAP measures and reconciliations of these measures to the most directly comparable GAAP measure. ADDITIONAL INFORMATION The company has an effective shelf registration statement (including a prospectus) on file with the SEC. Any offering of securities will be made only by means of a prospectus supplement, which will be filed with the SEC. In the event that the company undertakes an offering, you may obtain a copy of the prospectus supplement and accompanying prospectus for the offering by visiting EDGAR on the SEC website at www.sec.gov. For more complete information about Enstar Group Limited, you should read our reports filed with the SEC. You may get these documents for free through EDGAR on the SEC website at www.sec.gov, or through our website at https://investor.enstargroup.com/sec-filings. DISCLAIMER

3Property of Enstar Group – Not for Distribution KEY MESSAGES

4Property of Enstar Group – Not for Distribution YTD HIGHLIGHTS Six months ended June 30, 2023 Ratings Received upgrade from S&P to BBB+ on long-term issuer credit rating Share Repurchase Purchased $341 million of non-voting convertible ordinary shares1 Liquidity Upsized revolving credit agreement to $800 million Earnings $445 million and Return on Equity of 10% 1. Repurchased remaining $341 million of non-voting convertible ordinary shares, at a price that represented a13% discount to year-end book value at the time the repurchase was negotiated as reported in our Annual Report on Form 10-K for the year ended December 31, 2022, simplifying Enstar’s capital structure. Following the adoption of ASU 2018-12 on a retrospective basis, the price paid in the repurchase transaction represented a 23% discount to year-end book value as reported in and further described in our Quarterly Report on Form 10-Q for the period ended June 30, 2023. Strategy Completed Loss Portfolio Transfers with QBE and RACQ, assuming total net loss reserves of $2.2 billion

5Property of Enstar Group – Not for Distribution BUSINESS AND MARKET

enstargroup.com Deliver Capital Release and Risk Management Solutions to Insurance Market Industry founder and largest standalone provider Generate Positive Claims Outcomes "Enstar Effect” drives decades of Run-off Liability Earnings Growing Asset Base Using Origination Capabilities $19.2bn investable assets; 4.2x investment leverage1 What We Do How We Do It Specialized M&A Expertise Well Established Leadership, Culture and Capabilities Investments and Capital Optimization Best-in-Class Claims Function 1. Investment leverage is calculated as average investable assets for the six months ended June 30, 2023, divided by opening equity as of December 31, 2022. 6Property of Enstar Group – Not for Distribution LEADING GLOBAL PROVIDER OF CAPITAL RELIEF SOLUTIONS Full suite of risk management solutions designed to create shareholder value

COMPETITIVE LANDSCAPE

Unparalleled leadership in global run-off market, built on scale, flexibility, and track record of claims management excellence

	Run-off Focused					Diversified Business	
	ENSTAR	Riverstone Int.	DARAG	Premia	Compre	Swiss Re	NICO
Longevity (>20yrs in Operation)	✓	✓	✗	✗	✓	✓	✓
Presence in Global Run-off Markets	✓	✓	✗	✗	✓	✗	✓
Experience in All Types of Run-off Transactions	✓	✗	✗	✗	✓	✗	✗
Deals Announced Since Inception[1]	117	~37	~60	~9	~52	Not Published	Not Published
Shareholders' Equity ($ Billions)[2]	4.9	~1.2	Not Published	~0.5	~0.5	~14.2	~237[3]

[1] These approximations are based upon publicly announced information including the company's website data
[2] As of latest company filings. As of 30-June-2023 for Enstar, NICO, Riverstone and Swiss Re. 31-Dec-2022 for Compre and Premia.
[3] Reflects policy-holders' surplus.

ENSTAR
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enstargroup.com Enstar Run-off Business Model Leverage our industry relationships and position to source new business opportunities Fully-integrated M&A and Claims units provide ground-up view of risk Source, Diligence and Acquire New Portfolios Redeploy Capital Apply claims management strategies to generate Run-off Liability Earnings and manage investments to obtain attractive risk adjusted returns Manage Liabilities and Investments Reduce capital requirements as claims are settled; any excess may be redeployed in the business 8Property of Enstar Group – Not for Distribution CONSISTENT ECONOMIC MODEL Strong source of book value growth and internal financing

enstargroup.com Data from January 2020 – June 2023 1. Excludes Enhanzed Re. 216 opportunities reviewed ~$71.1bn of net reserves 17 1 deals completed $10.3bn1 of reserves Executing on opportunities that meet our risk parameters and profitability hurdles 9Property of Enstar Group – Not for Distribution ROBUST TRANSACTION PIPELINE Consistent financial and operational discipline applied to pipeline to drive returns

enstargroup.com 1. TIR and RLE leverage factors are calculated as average investable assets and average net loss reserves, respectively, for the six months ended June 30, 2023, divided by opening equity as of December 31, 2022. 2. Non-cash items include amortization of net deferred charge assets. TOTAL INVESTMENT RETURN (“TIR”) Leverage Factor1: 4.2x RUN-OFF LIABILITY EARNINGS (“RLE”) Leverage Factor1: 2.8x EXPENSES & OTHER (INC. NON-CASH2) Return On Equity 10Property of Enstar Group – Not for Distribution RETURN ON EQUITY (“ROE”) COMPONENTS Generating attractive returns

11Property of Enstar Group – Not for Distribution PERFORMANCE

enstargroup.com Total Assets$21.9bn Run-off Liability Earnings $20mNet Earnings 1. Includes losses and loss adjustment expenses and defendant A&E liabilities. 2. The average credit ratings calculation includes cash and cash equivalents, short-term investments, fixed maturities and the fixed maturities within our funds held - directly managed portfolios. $445m Total Insurance Liabilities1$14.4bn Total Shareholders' Equity$4.9bn Core Fixed Income2'A+' 12Property of Enstar Group – Not for Distribution FINANCIAL HIGHLIGHTS Six months ended June 30, 2023

enstargroup.com $7.9 $8.8 $11.9 $12.0 $12.9 2019 2020 2021 2022 Q2 2023 $14.1 $17.3 $21.7 $19.5 $19.2 2019 2020 2021 2022 Q2 2023 Investable Assets1 ($bn) Net Loss Reserves ($bn) CAGR 11.5% 13Property of Enstar Group – Not for Distribution 1. Investable Assets is the sum of total investments, cash and cash equivalents, restricted cash and cash equivalents and funds held. CAGR 7.2% A GROWING BALANCE SHEET A platform for delivering balanced and sustainable growth through investable assets and reserves

enstargroup.com THE ENSTAR EFFECT 14Property of Enstar Group – Not for Distribution CLAIMS DIRECTLY MANAGED EARLY TRIAGE OF CLAIMS PORTFOLIO • Detailed on a claim-by-claim basis BESPOKE SETTLEMENT STRATEGY FOR EVERY CLAIM • Data-driven approach provides comprehensive top-down, bottom-up view WORK CLAIMS FASTER • Reach equitably settlements quickly to mitigate exposures and reduce claims handling expense • Proven and successful claims execution drives P&C industry outperformance 02 04 CLAIMS INDIRECTLY MANAGED (Oversight) THE ENSTAR EFFECT For most insurance companies, claims experience is an expense item. For Enstar, driving superior claims outcomes is a major competitive advantage 02 SIGNIFICANT IN NON- TRADITIONAL SOLUTIONS • Attractive partnership feature 03 COMPLEMENTARY CLAIMS MONITORING • Via management & claims committees 04 ALIGNMENT THROUGH CLAIMS RECOMMENDATION RIGHTS • When certain financial thresholds are met 01 DUE DILIGENCE • Claims unit integrated in M&A and Pricing process • Independent view of claims and reserve adequacy 03

enstargroup.com 15Property of Enstar Group – Not for Distribution Enstar Loss Reserve Outperformance vs US P&C Industry Weighted Average of Latest Five Years Ended 2022 2.9% 6.5% 8.6% General Casualty Workers' Compensation Asbestos & Environmental ENSTAR EFFECT ENABLES OUTPERFORMANCE Enstar delivered 3.3% favourable net loss reserve outperformance General Casualty $4.3 Workers' Compensation $2.0Asbestos & Environmental $1.9 All Other $5.7 Enstar Total Q223 Adjusted Net Loss Reserves4 ($ in billions) 4.1% 0.8% 3.3% Enstar Industry Average Outperformance Enstar vs P&C Industry1 Outperformance By Line Of Business2,3 1. We calculated the weighted average Adjusted RLE % for the last five calendar years and compared the results to the total of the Combined US P&C Industry, which includes ULAE and changes in ULAE provisions (source: US Annual Statements through SNL). To remove any potential distortions due to mix of accident years, we have adjusted the industry reserves’ accident-year-weighting to match Enstar’s. Adjusted RLE % is a Non-GAAP measure. Refer to "Non-GAAP Financial Measures" in the Appendix for explanatory notes and a reconciliation to the most directly comparable GAAP measure. 2. We calculated the change in estimates of net ultimate losses for the last five calendar years divided by average net loss reserves on our three largest lines of business within our Run-off segment (General Casualty, Workers’ Compensation and Asbestos & Environmental), and compared the results to the total of the Combined US P&C Industry (source: US Annual Statements through SNL). To remove any potential distortions due to mix of accident years, we have matched the industry reserves’ accident-year-weighting to match Enstar’s. 3. The weighted average reduction in estimates of net ultimate losses divided by average net loss reserves by line of business relating to our Run-off segment for the five-year period ended 2022 was as follows: i) General Casualty – Enstar (1.2)%, Industry (4.1)%; ii) Workers’ Compensation – Enstar 11.0%, Industry 4.5%; iii) Asbestos & Environmental – Enstar 0.9%, Industry (7.7)%. 4. Adjusted Net Loss Reserves comprise Run-off segment average net loss reserves (OLR and IBNR) by line of business, in addition to ULAE and the net nominal liabilities and estimated future expenses related to our defendant asbestos & environmental liabilities, which are not allocated by line of business. Adjusted Net Loss Reserves is a Non-GAAP measure. Refer to "Non-GAAP Financial Measures" in the Appendix for explanatory notes and a reconciliation to the most directly comparable GAAP measure.

enstargroup.com 30 year history operating in run-off space 117 total acquisitive transactions completed to date 16Property of Enstar Group – Not for Distribution 15 18 27 32 38 46 59 73 85 94 106 120 131 153 170 165 209 294 329 262 285 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q2 2023 Book value per common share in USD HISTORY OF ENHANCING BOOK VALUE

enstargroup.com Significant Liquidity to Support Growth • $1.2bn of cash, cash equivalents and restricted cash • $800m of unused revolving credit facility capacity Well-Capitalized with Moderate Leverage • 27.1% financial leverage, in line with 25% - 30% long-term target • Over 5-years, BSCR (solvency) year-end range 179% - 210%; above Bermuda BSCR minimum targets • FY22 BSCR ratio of 210%, lower as of June 30, 2023 due to recent deals but remains within 5-year range Ratings1 • BBB+ with stable outlook by S&P (ICR) and BBB+ with stable outlook by Fitch (IDR) Capacity • Completed LPT with QBE in Q2 23 assuming $2.0bn of net loss reserves • Completed LPT with RACQ in Q2 23 assuming $179m of net loss reserves • Significant capacity remains for additional M&A 17Property of Enstar Group – Not for Distribution 1. Credit ratings are provided by third parties, Standard and Poor’s and Fitch Ratings, and are subject to certain limitations and disclaimers. For information on these ratings, refer to the rating agencies’ websites and other publications. CAPACITY FOR GROWTH Well-funded as of June 30, 2023

18Property of Enstar Group – Not for Distribution APPENDIX enstargroup.com

INVESTMENT PORTFOLIO COMPOSITION

$19.2bn	$1.2bn	$14.5bn	3.76 yrs	A+	3.78%
Total Investable Assets[1]	Cash and restricted cash	Investment Portfolio [2]	Average Duration [3]	Average Investment Portfolio Credit Rating [4]	Book Yield

Investable Assets (As of June 30, 2023) - Composition by Asset Class



Cash and Cash Equivalents
Fixed Maturities
Equities
Other Investments
Equity Method Investments
Funds Held[5]
6.2%
51.1%
5.0%
17.8%
2.2%
17.7%

Fixed Income, Trading and AFS	
U.S. government & agency	2.6 %
U.K. government	0.6 %
Other government	2.5 %
Corporate	29.5 %
Municipal	1.0 %
Residential mortgage-backed	3.2 %
Commercial mortgage-backed	5.6 %
Asset-backed	6.2 %
Structured products	— %
Total	51.1 %

Equities	
Publicly traded equities	1.7 %
Exchange-traded funds	1.4 %
Privately held equities	1.9 %
Total	5.0 %

Other Investments	
Private equity funds	7.7 %
Fixed income funds	2.7 %
Private credit funds	2.1 %
Hedge funds	2.8 %
Equity funds	— %
CLO equities	0.3 %
CLO equity funds	1.0 %
Real estate funds	1.2 %
Total	17.8 %

1. The sum of total investments, cash and cash equivalents, restricted cash and cash equivalents and funds held.
2. Excludes equity method investments.
3. The average duration calculation includes cash and cash equivalents, short-term investments and fixed maturity securities, as well as the fixed maturity securities and cash and cash equivalents within our funds held – directly managed portfolios.
4. The average credit ratings calculation includes cash and cash equivalents, short-term investments, fixed maturity securities and the fixed maturity securities within our funds held – directly managed portfolios.
5. Includes funds held by reinsured companies and other assets within funds held – directly managed.

ENSTAR

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MANAGEMENT WELL-ALIGNED WITH SHAREHOLDERS

Seasoned leadership with exceptional track record of value creation



Dominic Silvester
CEO & Co-founder

Years at Enstar: 30
Industry Experience: 40+ years

Age: 63



Orla Gregory
President

Years at Enstar: 19
Industry Experience: 30+ years

Age: 49



David Ni
Chief Strategy Officer

Years at Enstar: 3
Industry Experience: 15+ years

Age: 39



Paul Brockman
Chief Operations Officer & Chief Claims Officer

Years at Enstar: 10
Industry Experience: 25+ years

Age: 51



Matthew Kirk
Chief Financial Officer

Years at Enstar: 3
Industry Experience: 25+ years

Age: 49



Nazar Alobaidat
Chief Investment Officer

Years at Enstar: 6
Industry Experience: 20+ years

Age: 45



Seema Thaper
Group Chief Risk Officer

Years at Enstar: 4
Industry Experience: 20+ years

Age: 43



Audrey Taranto
General Counsel

Years at Enstar: 11
Industry Experience: 10+ years

Age: 43



Laurence Plumb
Chief of Business Operations

Years at Enstar: 3
Industry Experience: 15+ years

Age: 39

Average Industry Experience: 24 years

Collective Industry Experience: 212+ years

ENSTAR

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enstargroup.com 21Property of Enstar Group – Not for Distribution FINANCIAL DATA Summary Income Statement $ millions Three Months Ended June 30, 2023 Three Months Ended June 30, 2022 Six Months Ended June 30, 2023 Six Months Ended June 30, 2022 Net premiums earned $ 7 $ 14 $ 15 $ 48 Net investment income and net realized and unrealized gains (losses) 145 (523) 489 (861) Other income 2 23 282 37 Net incurred losses and LAE 7 146 7 309 Policyholder benefit expenses — (6) — (18) Amortization of net deferred charge assets (24) (21) (41) (39) Acquisition costs (4) (12) (6) (20) Interest expense (22) (23) (45) (48) General and administrative expenses and net foreign exchange (losses) gains (90) (70) (173) (158) Income tax benefit 4 4 5 4 Earnings from equity method investments 14 1 25 32 Net earnings (loss) 39 (467) 558 (714) Net (earnings) loss attributable to noncontrolling interests (9) 42 (95) 31 Dividends on preferred shares (9) (9) (18) (18) Net earnings (loss) attributable to Enstar ordinary shareholders $ 21 $ (434) $ 445 $ (701)

enstargroup.com 22Property of Enstar Group – Not for Distribution FINANCIAL DATA Summary Balance Sheet $ millions June 30, 2023 December 31, 2022 Assets Investable assets 19,219 19,540 Reinsurance balances recoverable 1,093 1,131 Net deferred charge assets 797 658 Other 752 825 Total Assets 21,861 22,154 Liabilities Losses and loss adjustment expenses 13,834 13,007 Future policyholder benefits — 821 Defendant asbestos and environmental liabilities 587 607 Debt obligations 1,830 1,829 Other 508 562 Total Liabilities 16,759 16,826 Redeemable noncontrolling interests (“RNCI”) 178 168 Shareholders' Equity Ordinary shareholders’ equity 4,403 4,464 Series D & E preferred shares 510 510 Noncontrolling interests 11 186 Total Shareholders’ Equity 4,924 5,160 Total Liabilities, RNCI & Shareholders’ Equity $ 21,861 $ 22,154

enstargroup.com Non-GAAP Measure Definition Purpose of Non-GAAP Measure over GAAP Measure Adjusted run-off liability earnings (%) Adjusted PPD divided by average adjusted net loss reserves. Calculating the RLE as a percentage of our adjusted average net loss reserves provides a more meaningful and comparable measurement of the impact of our claims management strategies on our loss portfolios across acquisition years and also to our overall financial periods. We use this measure to evaluate the impact of our claims management strategies because it provides visibility into our ability to settle our claims obligations for amounts less than our initial estimate at the point of acquiring the obligations. The following components of periodic recurring net incurred losses and LAE and net loss reserves are not considered key components of our claims management performance for the following reasons: • Prior to the settlement of the contractual arrangements, the results of our Legacy Underwriting segment were economically transferred to a third party primarily through use of reinsurance and a Capacity Lease Agreement(2); as such, the results were not a relevant contribution to Adjusted RLE, which is designed to analyze the impact of our claims management strategies; • The results of our Assumed Life segment relate only to our prior exposure to active property catastrophe business; as this business was not in run-off, the results were not a relevant contribution to Adjusted RLE; • The change in fair value of insurance contracts for which we have elected the fair value option(1) has been removed to support comparability between the two acquisition years for which we elected the fair value option in reserves assumed and the acquisition years for which we did not make this election (specifically, this election was only made in the 2017 and 2018 acquisition years and the election of such option is irrevocable); and • The amortization of fair value adjustments are non-cash charges that obscure our trends on a consistent basis. We include our performance in managing claims and estimated future expenses on our defendant A&E liabilities because such performance is relevant to assessing our claims management strategies even though such liabilities are not included within the loss reserves. We use this measure to assess the performance of our claim strategies and part of the performance assessment of our past acquisitions. Adjusted prior period development (numerator) Prior period net incurred losses and LAE, adjusted to: Remove: -Legacy Underwriting and Assumed Life operations -amortization of fair value adjustments, -change in fair value of insurance contracts for which we have elected the fair value option (1), and Add: -the reduction/(increase) in estimates of net ultimate liabilities and reduction in estimated future expenses of our defendant A&E liabilities. Adjusted net loss reserves (denominator) Net losses and LAE, adjusted to: Remove: -Legacy Underwriting and Assumed Life net loss reserves -current period net loss reserves -net fair value adjustments associated with the acquisition of companies, -the fair value adjustments for contracts for which we have elected the fair value option (1) and Add: -net nominal defendant A&E liability exposures and estimated future expenses. (1) Comprises the discount rate and risk margin components. (2) The reinsurance contractual arrangements (including the Capacity Lease Agreement) described in Note 5 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2022 were settled during the second quarter of 2023. As a result of the settlement, we do not expect to record any transactions in the Legacy Underwriting segment in 2023. 23Property of Enstar Group – Not for Distribution NON-GAAP MEASURE

RECONCILIATION TO ADJUSTED RUN-OFF LIABILITY EARNINGS – YTD Q2 2023

	Six Months Ended June 30, 2023	As of June 30, 2023	As of December 31, 2022	As of June 30, 2023	Six Months Ended June 30, 2023	Six Months Ended June 30, 2023
	RLE / PPD	Net loss reserves	Net loss reserves	Average net loss reserves	RLE %	Annualized RLE %
			(in millions of U.S. dollars)			
PPD/net loss reserves/RLE/Annualized RLE	$ 20	$ 12,939	$ 12,011	$ 12,475	0.2 %	0.3 %
Non-GAAP Adjustments:						
Net loss reserves - current period	—	(11)	—	(6)		
Legacy Underwriting	—	—	(139)	(70)		
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	9	116	124	120		
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option [(1)]	12	312	294	303		
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	2	550	572	561		
Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E	1	34	35	35		
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE/Annualized Adjusted RLE*	$ 44	$ 13,940	$ 12,897	$ 13,418	0.3 %	0.7 %

(1) Comprises the discount rate and risk margin components.

* Non-GAAP financial measure.

ENSTAR

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RECONCILIATION TO ADJUSTED RUN-OFF LIABILITY EARNINGS – 2022 AND 2021

	Year Ended December 31, 2022	As of December 31, 2022	As of December 31, 2021	December 31, 2022	Year Ended December 31, 2022
	PPD	Net loss reserves	Net loss reserves	Average net loss reserves	RLE %
	(in millions of U.S. dollars)				
PPD/net loss reserves/RLE	$ 756	$ 12,011	$ 11,926	$ 11,969	6.3 %
Non-GAAP Adjustments:					
Net loss reserves - current period	—	(45)	—	(23)	
Assumed Life	(55)	—	(181)	(91)	
Legacy Underwriting	3	(135)	(153)	(144)	
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	(18)	124	106	115	
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option [1]	(200)	294	107	201	
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	2	572	573	573	
Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E	1	35	37	36	
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE*	$ 489	$ 12,856	$ 12,415	$ 12,636	3.9 %

	Year Ended December 31, 2021	As of December 31, 2021	As of December 31, 2020	December 31, 2021	Year Ended December 31, 2021
	PPD	Net loss reserves	Net loss reserves	Average net loss reserves	RLE %
	(in millions of U.S. dollars)				
PPD/net loss reserves/RLE	$ 403	$ 11,926	$ 8,763	$ 10,344	3.9 %
Non-GAAP Adjustments:					
Net loss reserves - current period	—	(143)	—	(72)	
Assumed Life	—	(179)	—	(90)	
Legacy Underwriting	(6)	(140)	(955)	(548)	
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	16	106	128	117	
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option [1]	(75)	107	33	70	
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	38	573	615	594	
Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E	5	37	43	40	
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE*	$ 381	$ 12,287	$ 8,627	$ 10,455	3.6 %

[1] Comprises the discount rate and risk margin components.

* Non-GAAP financial measure.

ENSTAR

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RECONCILIATION TO ADJUSTED RUN-OFF LIABILITY EARNINGS – 2020 AND 2019

	Year Ended December 31, 2020 PPD	As of December 31, 2020 Net loss reserves	As of December 31, 2019 Net loss reserves	December 31, 2020 Average net loss reserves	Year Ended December 31, 2020 RLE %
			(in millions of U.S. dollars)		
PPD/Net loss reserves/RLE	$ 32	$ 8,763	$ 7,941	$ 8,352	0.4 %
Non-GAAP Adjustments:					
Net loss reserves - current period	—	(273)	—	(137)	
Legacy Underwriting	(4)	(702)	(1,184)	(943)	
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	28	128	152	140	
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option [1]	119	33	130	82	
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	103	615	561	588	
Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E	9	43	52	48	
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE*	$ 287	$ 8,607	$ 7,652	$ 8,129	3.5 %

	Year Ended December 31, 2019 PPD	As of December 31, 2019 Net loss reserves	As of December 31, 2018 Net loss reserves [2]	December 31, 2019 Average net loss reserves [2]	Year Ended December 31, 2019 RLE %
			(in millions of U.S. dollars)		
PPD/Net loss reserves/RLE	$ 4	$ 7,941	$ 7,341	$ 7,641	0.1 %
Non-GAAP Adjustments:					
Net loss reserves - current period	—	(401)	—	(201)	
Legacy Underwriting	106	(842)	(1,162)	(1,002)	
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	51	152	199	176	
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option [1]	117	130	244	187	
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	4	561	84	323	
Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E	3	52	20	36	
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE*	$ 285	$ 7,593	$ 6,726	$ 7,160	4.0 %

[1] Comprises the discount rate and risk margin components.
[2] The 2018 balance sheet has not been restated to reflect the impact of the 2020 StarStone U.S. discontinued operations classification.
* Non-GAAP financial measure.

ENSTAR
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RECONCILIATION TO ADJUSTED RUN-OFF LIABILITY EARNINGS – 2018

	Year Ended December 31, 2018 PPD	As of December 31, 2018 Net loss reserves [2]	As of December 31, 2017 Net loss reserves [2]	As of December 31, 2018 Average net loss reserves [2]	Year Ended December 31, 2018 RLE %
		(in millions of U.S. dollars)			
PPD/Net loss reserves/RLE	$ 223	$ 7,341	$ 5,528	$ 6,435	3.5 %
Non-GAAP Adjustments:					
Net loss reserves - current period	—	(357)	—	(179)	
Legacy Underwriting	115	(818)	(946)	(882)	
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	7	199	103	151	
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option [1]	7	244	183	213	
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	23	84	113	99	
Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E	—	20	—	10	
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE*	$ 375	$ 6,713	$ 4,981	$ 5,847	6.4 %

[1] Comprises the discount rate and risk margin components.

[2] The 2017 and 2018 balance sheets have not been restated to reflect the impact of the 2020 StarStone U.S. discontinued operations classification.

* Non-GAAP financial measure.

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